UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 17, 2020

STEADFAST APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, Including Area Code: (949) 852-0700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On June 17, 2020 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through the seven indirect wholly-owned subsidiaries set out in the table in Item 2.03 of this Current Report on Form 8-K (the “Facility Borrowers”), entered into a Master Credit Facility Agreement (“MCFA”) that provides for a new Fannie Mae Credit Facility (the “Credit Facility”) originated by PNC Bank, National Association (the “Facility Lender”).

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Credit Facility

On the Closing Date, the Facility Borrowers entered into the MCFA, a fixed rate Multifamily Note and a variable rate Multifamily Note (collectively, the “Notes”) and the other Loan Documents (defined below) for the benefit of the Facility Lender. The Credit Facility provides for two tranches: (i) a fixed rate loan in the aggregate principal amount of $79,170,000 that accrues interest at 2.82% per annum; and (ii) a variable rate loan in the aggregate principal amount of $79,170,000 that accrues interest at the one-month London Interbank Offered Rate (“LIBOR”) plus 2.14%. If LIBOR is no longer posted through electronic transmission, is no longer available or, in the Facility Lender’s determination, is no longer widely accepted or has been replaced as the index for similar financial instruments, Facility Lender will choose a new index taking into account general comparability to LIBOR and other factors, including any adjustment factor to preserve the relative economic positions of the Facility Borrowers and Facility Lender with respect to any advances made pursuant to the Credit Facility. The Facility Borrowers received $148,860,211 in net proceeds from the financings.

Advances made under the Credit Facility have a maturity date of July 1, 2030 (the “Maturity Date”), unless the Maturity Date is accelerated in accordance with the terms of the Loan Documents. Interest only payments are payable monthly through July 1, 2025, with interest and principal payments due monthly thereafter. Monthly payments are due and payable on the first day of each month, commencing August 1, 2020.

The Facility Borrowers may voluntarily prepay all of the unpaid principal balance of the Credit Facility and all accrued interest thereon and other sums due to the Facility Lender pursuant to the Loan Documents, provided the Facility Borrowers provide the Facility Lender with prior notice of such prepayment and pay a prepayment fee, all in accordance with the terms of the Loan Documents. The variable rate loan has a one-year lock-out on prepayment.

Advances made pursuant to the Credit Facility are secured by, among other things, the properties set out on the schedule below pursuant to a Multifamily Mortgage or Deeds of Trust or Deeds to Secure Debt (the “Mortgage”). Additionally, pursuant to an Assignment of Leases and Rents and Security Agreement (“Assignment”), each Borrower has assigned all of its rights under the existing property management agreement to the Facility Lender upon an event of default under the Loan Documents. Each note and security document is cross-defaulted and cross-collateralized. Future advances on the Credit Facility may be granted by the Facility Lender in connection with the addition of additional mortgaged properties. The Credit Facility has customary covenants and provisions relating to events of default.

The Company entered into a Guaranty (the “Guaranty”, and collectively with the MCFA, the Notes and the Mortgage and Assignment, the “Loan Documents”) to and for the benefit of the Facility Lender in connection with the Credit Facility. The Company absolutely, unconditionally and irrevocably guarantees to the Facility Lender the full and prompt payment and performance when due of all amounts for which a Borrower is personally liable under the Loan Agreements, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.

The Facility Borrowers paid $633,360 in the aggregate in loan origination fees to the Facility Lender in connection with the financings. In addition, Steadfast Apartment Advisor, LLC earned a loan coordination fee of $791,700, all of which was paid in the form of shares of the Company's common stock.

Facility Borrowers	Market	Loan Amount
Brice Grove Apartments, LLC	Columbus, OH	$17,516,000
SIR Carrington Champion, LLC	Houston, TX	$23,000,000
SIR Carrington Place, LLC	Houston, TX	$26,862,000
SIR Mallard Crossing, LLC	Loveland, OH	$35,110,000
SIR Montclair Parc, LLC	Oklahoma City, OK	$27,106,000
SIR Hamburg, LLC	Lexington, KY	$12,350,000
SIR Waterford Riata, LLC	Houston, TX	$16,396,000
	Total	$158,340,000

The foregoing description of the Loan Documents is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the MCFA, the Notes and the Guarantee, which are filed as Exhibits 10.1 to 10.4 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibits	Description

10.1
Master Credit Facility Agreement by and between SIR Hamburg, LLC, Brice Grove Apartments, LLC, SIR Mallard Crossing, LLC, SIR Montclair Parc, LLC, SIR Carrington Champion, LLC, SIR Carrington Place, LLC, SIR Waterford Riata, LLC (collectively, the “Borrowers”) and PNC Bank, National Association, dated as of June 17, 2020

10.2	Multifamily Note, dated as of June 17, 2020, by and between the Borrowers and PNC Bank, National Association

10.3	Multifamily Note, dated as of June 17, 2020, by and between the Borrowers and PNC Bank, National Association

10.4	Guaranty of Non-Recourse Obligations by Steadfast Apartment REIT, Inc., a Maryland corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	June 22, 2020	By:	/s/ Ella S. Neyland
Ella S. Neyland
President, Chief Financial Officer and Treasurer